RULE 424(b)(3)
FORM F-6 #: 333-5658
EFFECTIVE MARCH 22, 2005
THE COMPANYS NAME HAS
CHANGED FROM ISPAT ISCOR
LIMITED TO MITTAL STEEL
SOUTH AFRICA  LIMITED
Exhibit A to Deposit Agreement
No.
AMERICAN DEPOSITARY
SHARES (Each American
Depositary Share represents ten
(10) deposited Ordinary Shares)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE
NOMINAL VALUE OF ONE
RAND EACH OF
ISCOR LIMITED
(INCORPORATED UNDER THE
LAWS
OF THE REPUBLIC OF SOUTH
AFRICA)
      The Bank of New York as
depositary (hereinafter called the
Depositary), hereby certifies that
_______, or registered assigns IS
THE OWNER OF
AMERICAN DEPOSITARY
SHARES
representing deposited Ordinary
Shares (herein called Shares) of Iscor
Limited, a company incorporated
under the laws of the Republic of
South Africa  (herein called the
Company).  At the date hereof, each
American Depositary Share
represents the right to receive  ten
(10) Shares which are either
deposited or subject to deposit under
the deposit agreement at the
Johannesburg, South Africa offices
of First National Bank of Southern
Africa, Limited, French Bank of
South Africa Limited, Nedbank
Limited, Societe Generale of South
Africa Ltd. and The Standard Bank
of South Africa, Limited (herein
collectively called the Custodian).
The Depositarys Corporate Trust
Office is located at a different
address than its principal executive
office.  Its Corporate Trust Office is
located at 101 Barclay Street, New
York, N.Y. 10286, and its principal
executive office is located at 48 Wall
Street, New York, N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue (herein
called Receipts), all issued and to be
issued upon the terms and conditions
set forth in the deposit agreement,
dated as of September 9, 1996
(herein called the Deposit
Agreement), by and among the
Company, the Depositary, and all
Owners and Beneficial Owners from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and become
bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and holders of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities, property and cash
from time to time received in respect
of  such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called Deposited
Securities).  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided for in Section 5.9 of the
Deposit Agreement, and subject to
the terms and conditions of the
Deposit Agreement, the Articles of
Association of the Company, the
Deposited Securities and applicable
law, the Owner hereof is  entitled to
delivery, to him or upon his order, of
the Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of such
Deposited Securities may be made
by the delivery of (a) certificates in
the name of the Owner hereof or as
ordered by him or the delivery of
certificates properly endorsed or
accompanied by a proper instrument
or instruments of transfer and (b) any
other securities, property and cash to
which such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the option
of the Owner hereof, either at the
office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.
3.	TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.
      Subject to the terms and
conditions of the Deposit
Agreement, including payment of the
fees of the Depositary as provided in
Section 5.9 thereof, the transfer of
this Receipt is registrable, without
unreasonable delay, on the books of
the Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender at the Corporate
Trust Office of the Depositary of this
Receipt properly endorsed for
transfer or accompanied by a proper
instrument or  instruments of transfer
and funds sufficient to pay any
applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or  Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the presentor
of the Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge or fee with respect to
the Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
Section 5.9 of the Deposit
Agreement, may require the
production of proof satisfactory to it
as to the identity and genuineness of
any signature and may also require
compliance with any reasonable
regulations, if any,  the Depositary
may establish consistent with the
provisions of the Deposit Agreement
or this Receipt.
      The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or
deposits of Shares may be refused, or
the transfer of Receipts in particular
instances may be refused, or the
registration of transfer, split-up or
combination of outstanding Receipts
or the surrender of outstanding
Receipts may be suspended generally
or in particular instances, during any
period when the transfer books of the
Depositary or the Company or the
Foreign Registrar, if applicable, are
closed, or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission, or under any
provision of the Deposit Agreement
or this Receipt, or for any other
reason, subject to the provisions of
the following sentence.
Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended except for ( i) temporary
delays caused by closing  the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities. Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act, unless a registration
statement is in effect as to such
Shares.
4.	LIABILITY OF OWNER
FOR TAXES.
      If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented by the American
Depositary Shares evidenced by  any
Receipt, such tax or other
governmental charge shall be
payable by the Owner or Beneficial
Owner of such Receipt to the
Depositary.  The Depositary may,
and upon receipt of instructions from
the Company shall, refuse to effect
registration of transfer of such
Receipt (or any split-up or
combination thereof) or any
withdrawal of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt until such payment is made,
and may withhold any dividends or
other distributions in respect of any
Deposited Securities, or may sell for
the account of the Owner or
Beneficial Owner thereof any part or
all of the Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt, and may apply such
dividends or other distributions or
the proceeds of any such sale in
payment of such tax or other
governmental charge and the Owner
or Beneficial Owner of such Receipt
shall remain liable for any
deficiency.
5.	WARRANTIES OF
DEPOSITORS.
      Every person depositing
Shares hereunder shall be deemed
thereby to represent and warrant that
such Shares and each certificate
therefor are validly issued, fully
paid, non assessable, and free of any
preemptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized to do so.  Every such
person shall also be deemed to
represent that such Shares are not,
and the  Receipts evidencing
American Depositary Shares
representing such Shares would not
be, Restricted Securities. Such
representations and warranties shall
survive the deposit of such Shares
and the issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
      Any person presenting Shares
for deposit or any Owner or
Beneficial Owner of a Receipt may
be required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, proof of the identity of any
person legally or beneficially
interested in the Receipt and the
nature of such interest, proof of
compliance with all applicable laws
and regulations and provisions of or
governing Deposited Securities and
the terms of the Deposit Agreement,
or such information relating to the
registration on the books of the
Company or  the Foreign Registrar,
if applicable, of the Shares presented
for deposit or other information, to
execute such certificates and to make
such representations and warranties,
as the Depositary may deem
necessary or proper or as the
Company may reasonably require by
written request to the Depositary.
The Depositary agrees to comply
with reasonable written instructions
received from the Company
requesting that the Depositary
forward any such requests to the
Owners.  The Depositary may, and at
the reasonable written request of the
Company shall, withhold the
delivery or registration of transfer of
any Receipt or the distribution of any
dividend or distribution of rights or
of  the sale proceeds thereof or the
delivery of any Deposited Securities
until such proof or other information
is filed or such certificates are
executed or such representations and
warranties made.  No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary, if any
is required by the Depositary, that all
conditions to such deposit have been
satisfied by the person depositing
such Shares under South African
laws and regulations, and that  any
necessary approval has been granted
by the governmental authority or
body in the Republic of South
Africa, if any, which is then
performing the function of the
regulation of currency exchange or
any other function which requires
approval for the deposit of Shares.
Each Owner and Beneficial Owner
agrees to provide any information
requested by the Company or the
Depositary pursuant to this
paragraph.
7.	CHARGES OF
DEPOSITARY.
      The Company agrees to pay
the fees and reasonable expenses  of
the Depositary and those of any
Registrar only in accordance with the
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
      The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.3 of
the Deposit Agreement), whichever
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time  be in effect for the registration
of transfers of Shares generally on
the Share register of the Company
(or the appointed agent of the
Company for transfer and
registration of the Shares) and
accordingly applicable to transfers of
Shares to the name of the Depositary
or its nominee or the Custodian or its
nominee on the making of deposits
or withdrawals hereunder, (3) such
cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement to be at the expense of
persons depositing Shares or
Owners, ( 4) such expenses as are
incurred by the Depositary in the
conversion of Foreign Currency
pursuant to Section 4.5 of the
Deposit Agreement, (5) a fee not in
excess of $5.00 per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.3, the execution and
delivery of Receipts pursuant to
Section 4.3, and the surrender of
Receipts pursuant to Section 2.5 of
the Deposit Agreement, (6) a fee not
in excess of $.02 per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement
including, but not limited to Sections
4.1 through 4.4 thereof and, (7) a fee
for the distribution of proceeds of
sales of securities or rights pursuant
to Sections 4.2 or 4.4 of the Deposit
Agreement, such fee  (which may be
deducted from such proceeds) being
in an amount equal to the lesser of (i)
the fee for the issuance of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit by Owners of
securities (for purposes of this clause
(7) treating all such securities as if
they were Shares) or Shares received
in exercise of rights distributed to
them pursuant to Sections 4.2 or 4.4
respectively, of the Deposit
Agreement, but which securities
rights are instead sold by the
Depositary, and the net proceeds
distributed and (ii) the amount of
such proceeds.
      The Depositary, subject to
Section 2.9 of the Deposit
Agreement, may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.
8.	LOANS AND
PRE-RELEASE OF SHARES
AND RECEIPTS.
      The Depositary may issue
Receipts against rights to receive
Shares from the Company (or any
agent of the Company recording
Share ownership).  No such issue of
Receipts will be deemed a Pre-
Release subject to the restrictions of
the following paragraph.
      Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.2 of the
Deposit Agreement (Pre-Release of
Receipts) and may deliver Shares
prior to the receipt and cancellation
of Receipts if the person to whom
such Shares are to be delivered is a
banking institution organized
pursuant to the laws of the Republic
of South Africa (South African
Bank) (Pre-Release of Shares).  (Pre-
Release of Receipts and Pre-Release
of Shares are collectively referred to
herein as Pre-Release).  The
Depositary may, pursuant to Section
2.5 of the Deposit Agreement,
deliver Shares upon the receipt and
cancellation of Receipts which have
been Pre-Released, whether or not
such cancellation is prior to the
termination of such Pre-Release of
Shares or the Depositary knows that
such Receipt has been Pre-Released.
The Depositary may receive Receipts
in lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the
person to whom Receipts or Shares
are to be delivered (Pre-Releasee)
that such Pre-Releasee, or its
customer, (i) owns the Shares or
Receipts to be remitted, as the case
may be and (ii) assigns all beneficial
right, title and interest in such Shares
or Receipts, as the case may be, to
the Depositary  in its capacity as
such and for the benefit of the
Owners, and (iii) will not take any
action with respect to such Shares or
Receipts, as the case may be, that is
inconsistent with the transfer of
beneficial ownership (including,
without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be,
other than in satisfaction of such Pre-
Release), (b)  at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate and in connection with
the Pre-Release of Shares, preceded
or accompanied by an  unconditional
guaranty by the Pre-Releasee to
deliver  Receipts for cancellation on
the same calendar day on which the
Shares are delivered to the Pre-
Releasee (or, if such Receipts are not
so delivered, to return the Shares),
(c) terminable by the Depositary on
not more than five (5) business days
notice, and (d) subject to such further
indemnities and credit regulations as
the Depositary deems appropriate.
The number of American Depositary
Shares which are outstanding at any
time as a result of Pre-Releases will
not normally exceed thirty percent
(30%) of the Shares deposited
hereunder; provided, however, that
the Depositary reserves the right to
change or disregard such limit from
time to time as it deems appropriate,
and may, with the prior written
consent of the Company, change
such limit for purposes of general
application.  The Depositary will
also set dollar limits with respect to
Pre-Release transactions to be
entered into hereunder with any
particular Pre-Releasee on a
case-by-case basis as the Depositary
deems appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement, the collateral
referred to in clause (b) above shall
be held by the Depositary as security
for the performance of the
Pre-Releasees obligations to the
Depositary in connection with a Pre-
Release transaction, including the
Pre-Releasees obligation to deliver
Shares or Receipts upon termination
of a Pre-Release transaction (and
shall not,  for the avoidance of doubt,
constitute Deposited Securities
hereunder).
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
      It is a condition of this
Receipt and every successive Owner
and Beneficial Owner of this Receipt
by accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by a proper instrument
or instruments of transfer and
transferred in accordance with the
terms of the Deposit Agreement,
including without limitation Sections
2.4 and 2.6 thereof, is transferable by
delivery with the same effect as in
the case of a negotiable instrument
under the laws of New York,
provided, however, that the
Company and the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement and for all other purposes
and neither the Depositary nor the
Company shall have any obligation
or be subject to any liability under
the Deposit Agreement to any holder
of a Receipt unless such holder is the
Owner or Beneficial Owner thereof.
10.	VALIDITY OF RECEIPT.
      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the  manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
      The Company currently
furnishes the Securities and
Exchange Commission (hereinafter
called the Commission) with certain
public reports and documents
required by foreign law or otherwise
under Rule 12g3-2(b) under the
Securities Exchange Act of 1934.
Such reports and communications
will be available for inspection and
copying at the public reference
facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.  If at any time the Company
is neither a reporting company under
Section 13 or 15(d) of the Securities
Exchange Act nor exempt from the
reporting requirements of the
Securities Exchange Act pursuant to
Rule 12g3-2(b) thereunder (as
determined by the Office of
International Corporate Finance of
the Commission), the Company shall
immediately so notify the
Depositary, and the Depositary may
so notify the Owners in writing at the
Companys expense.
      The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary or the
Custodian as the holder of the
Deposited Securities and (b) made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also
send to Owners of Receipts copies of
such reports when furnished by the
Company pursuant to Section 5.6 of
the Deposit Agreement.
      The Depositary will keep
books at its Corporate Trust Office
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of Receipts
provided that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the Depositary or
the Custodian receives any cash
dividend or other cash distribution
on any Deposited Securities, the
Depositary will, if at the time of
receipt thereof any amounts received
in a Foreign Currency can in the
judgment of the Depositary be
converted on a reasonable basis into
Dollars transferable to the United
States, and subject to the Deposit
Agreement, as promptly as
practicable convert such dividend or
distribution into Dollars and will
distribute by checks drawn on a bank
or banks in the United States the
amount thus received to the Owners
of Receipts entitled thereto,
provided, however, that in the event
that the Company or the Depositary
is required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Security an amount
on account of taxes or other
governmental charges, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
      Subject to the provisions of
Section 4.11 and 5.9 of the Deposit
Agreement, whenever the Depositary
receives any distribution other than a
distribution described in Sections
4.1, 4.3 or 4.4 of the Deposit
Agreement, the Depositary will
cause the securities or property
received by it to be distributed to the
Owners of Receipts entitled thereto,
after the deduction  or upon payment
of any fees or other governmental
charges, in any manner that the
Depositary may deem equitable and
practicable for accomplishing such
distribution; provided, however, that
if in the opinion of the Depositary
such distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may  (after
Consultation with the Company to
the extent practical) adopt such
method as it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the securities
or property thus received, or any part
thereof, and the net proceeds of any
such sale (net of the fees of the
Depositary as provided in Section
5.9 of the Deposit Agreement) shall
be distributed by the Depositary to
the Owners of Receipts entitled
thereto as in the case of a distribution
received in cash pursuant to Section
4.1 of the Deposit Agreement,
provided, however, that no
distribution to Owners shall be
unreasonably delayed by any action
of the Depositary or any of its
agents.
      If any distribution consists of
a dividend in, or free distribution of,
Shares, the Depositary may and shall
if the Company shall so request,
instruct the Company to deposit or
cause such Shares to be deposited
with or credited to the account of the
Custodian, and  distribute to the
Owners of outstanding Receipts
entitled thereto, additional Receipts
evidencing an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution subject to the terms and
conditions of the Deposit Agreement
with respect to the deposit of Shares
and the issuance of American
Depositary Shares evidenced by
Receipts, including the withholding
of any tax or other governmental
charges as provided in Section 4.11
of the Deposit Agreement and the
payment of the fees of the
Depositary as  provided in Section
5.9 of the Deposit Agreement.  In
lieu of delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount of
Shares represented by the aggregate
of such fractions and distribute the
net proceeds, all in the manner and
subject to the conditions set forth in
the Deposit Agreement, provided,
however, that no distribution to
Owners shall be unreasonably
delayed by any action of the
Depositary or any of its agents.  If
additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
      In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and
the Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.  The Depositary or its agent
shall use reasonable efforts to make
and maintain arrangements enabling
Owners who are citizens or residents
of the United States to receive tax
credits or other benefits (pursuant to
treaty or otherwise) relating to
dividend payments on the American
Depositary Shares.
13.	CONVERSION OF
FOREIGN CURRENCY.
      Whenever the Depositary
shall receive Foreign Currency, by
way of dividends or other
distributions or the net proceeds
from the sale of securities, property
or rights, and if at the time of the
receipt thereof the Foreign Currency
so received  can in the judgment of
the Depositary be converted on a
reasonable basis into Dollars and the
resulting Dollars transferred to the
United States, the Depositary shall
convert or cause to be converted as
promptly as practicable, by sale or in
any other manner that it may
determine, such Foreign Currency
into Dollars, and such Dollars shall
be distributed to the Owners entitled
thereto or, if the Depositary shall
have distributed any warrants or
other instruments which entitle the
holders thereof to such Dollars, then
to the holders of such warrants
and/or instruments, as applicable,
upon surrender thereof for
cancellation in whole or in part
depending upon the terms of such
warrants or other instruments.  Such
distribution may be made upon an
averaged or other practicable basis
without regard to any distinctions
among Owners on account of
exchange restrictions, the date of
delivery of any Receipt or otherwise
and shall be net of any expenses of
conversion into Dollars incurred by
the Depositary as provided in
Section 5.9 of the Deposit
Agreement.
      If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.
      If at any time the Depositary
shall determine in its judgment that
any Foreign Currency received by
the Depositary is not convertible on a
reasonable basis into Dollars
transferable to the United States, or
if any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the
Foreign Currency ( or an appropriate
document evidencing the right to
receive such Foreign Currency)
received by the Depositary to, or in
its  discretion may hold such Foreign
Currency uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled to receive the same.
      If any such conversion of
Foreign Currency, in whole or in
part, cannot be effected for
distribution to some of the Owners
entitled thereto, the Depositary may
in its discretion make such
conversion and distribution in
Dollars to the extent permissible to
the Owners entitled thereto and may
distribute the balance of the Foreign
Currency received by the Depositary
to, or hold such balance uninvested
and without liability for interest
thereon for the respective accounts
of, the Owners entitled thereto.
14.	RIGHTS.
      In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary  (after Consultation with
the Company to the extent
practicable) shall have discretion as
to the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available in Dollars
to such Owners or, if by the terms of
such rights offering or, for any other
reason, it would be unlawful or
infeasible for the Depositary to either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners, the
Depositary may distribute, to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or  other
instruments therefor in such form as
it deems appropriate.  If the
Depositary determines in its
discretion that it is not lawful and
feasible to make such rights
available to certain Owners, it may
sell the rights or warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees of the Depositary as provided in
Section 5.9 of the Deposit
Agreement) for the account of such
Owners otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise.  The Depositary shall not
be responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.
      In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner hereunder, the Depositary
will make such rights available to
such Owner upon written notice
from the Company to the Depositary
that (a) the Company has elected in
its sole discretion to permit such
rights to be exercised and (b) such
Owner has executed such documents
as the Company has determined in its
sole discretion are reasonably
required under applicable law.
      If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction
pursuant to such warrants or other
instruments to the Depositary from
such an Owner to exercise such
rights, upon payment by such Owner
to the Depositary for the account  of
such Owner of an amount equal to
the purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
of the Depositary and any other
charges as set forth in such warrants
or other instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and purchase the
Shares, and the Company shall cause
the Shares so purchased to be
delivered to the Depositary on behalf
of such Owner.  As agent for such
Owner, the Depositary will cause the
Shares so purchased to be deposited
pursuant to Section 2.2 of the
Deposit Agreement, and shall,
pursuant to Section 2.3 of the
Deposit Agreement, execute and
deliver Receipts to such Owner.  In
the case of a distribution pursuant to
the second paragraph of this section,
such Receipts shall be legended in
the manner provided in Section 2.1
of the Deposit Agreement and in
accordance with appropriate U.S.
law, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation and transfer
provided under the Deposit
Agreement.
      If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners, it
shall use its best efforts to sell the
rights, warrants or other instruments
in proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights available,
and allocate the net proceeds of such
sales (net of the fees of the
Depositary as provided in Section
5.9 of the Deposit Agreement and all
taxes and governmental charges
payable in connection with such
rights and subject to the terms and
conditions of the Deposit
Agreement) for the account of such
Owners otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise.
      The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act with respect to a distribution to
Owners or are registered under the
provisions of such Act; provided that
the Company shall have no
obligation to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner of Receipts requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is exempt
from such registration.
      The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.
15.	RECORD DATES.
      Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date (a)
for the determination of the Owners
of Receipts who shall be (i) entitled
to receive such dividend, distribution
or rights or the net proceeds of the
sale thereof or (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting, or (b) for
fixing the date on  or after which
each American Depositary Share will
represent the changed number of
Shares.  Subject to the provisions of
Sections 4.1 through 4.5 of the
Deposit Agreement and to the other
terms and conditions of the Deposit
Agreement, the Owners on such
record date shall be entitled, as the
case may be, to receive the amount
distributable by the Depositary with
respect to such dividend or other
distribution or such rights or the net
proceeds of sale thereof in
proportion to the number of
American Depositary Shares
evidenced by Receipts held by them
respectively and to give voting
instructions to exercise the rights of
Owners hereunder with respect to
such changed number of Shares and
to act in respect of any other such
matter.  Such record date shall be, to
the extent practicable, the same as
the corresponding record date
established by the Company for the
same purpose, and if this is not
practicable shall be fixed after
Consultation with the Company.
16.	VOTING OF DEPOSITED
SECURITIES.
      Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners a notice, the form of which
notice shall be in the sole discretion
of the Depositary, which shall
contain (a) such information as is
contained in such notice of meeting
received by the Depositary from the
Company, ( b) a statement that the
Owners as of the close of business
on a specified record date will be
entitled, subject to any applicable
provisions of South African law, of
the Deposited Securities and of the
Articles of Association of the
Company, to instruct the Depositary
as to the exercise of the voting rights,
if any, pertaining to the amount of
Shares or other Deposited Securities
represented by their respective
American Depositary Shares, and (c)
a statement as to the manner in
which such instructions may be
given, including, when applicable, an
express indication that instructions
may be  given (or, if applicable, will
be deemed given in accordance with
the second paragraph of Section 4.7
of the Deposit Agreement if no
instruction is received) to the
Depositary to give a discretionary
proxy to a person designated by the
Company.  Upon the written  (or
deemed) request of an Owner on
such record date, received on or
before the date established by the
Depositary for such purpose, the
Depositary shall endeavor, insofar as
practicable, to vote or cause to be
voted  (or to grant a discretionary
proxy to a person designated by the
Company to vote)  the amount of
Shares or other Deposited Securities
the right to receive which is
represented by the American
Depositary Shares evidenced by such
Owners Receipt in accordance with
any instructions set forth in such
request.  The Depositary shall not,
and the Depositary shall ensure that
each Custodian or any of its
nominees shall not, vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions.
      If the Depositary does not
receive instructions from an Owner
on or before the date established by
the Depositary for such purpose,
such Owner shall be deemed, and the
Depositary shall deem such Owner,
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
to vote the underlying Shares,
provided that no such discretionary
proxy shall be deemed given with
respect to any matter as to which the
Company informs the Depositary in
writing at the time notice of any
meeting or solicitation of consents or
proxies is received by the Custodian
to the effect that (i) the Company
does not wish such proxy given, (ii)
substantial opposition exists or (iii)
the rights of holders of Shares will
be materially and adversely affected.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
      In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, if any, the right
to receive the new Deposited
Securities so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, after
giving notice to the Company, and
shall if the Company shall so
request, execute and deliver
additional Receipts as in the case of
a dividend on the Shares, or call for
the surrender of outstanding Receipts
to be exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
      Neither the Depositary nor
the Company nor any of their
directors, employees, agents or
affiliates shall incur any liability to
any Owner or Beneficial Owner of
any Receipt, if by reason of any
provision of any present or future
law, regulation, order, decree,
moratorium or fiat of the United
States, the Republic of South Africa
or any other country, or of any
governmental or regulatory authority
or stock exchange, including
NASDAQ, or by reason of any
provision, present or future, of the
Articles of Association of the
Company, or by reason of any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof,  or
by reason of any act of God or war
or other circumstances beyond its
control, the Depositary or the
Company or any of their directors,
employees, agents or affiliates shall
be prevented, delayed or forbidden
from, or be subject to any civil or
criminal penalty on account of, doing
or performing any act or thing which
by the terms of the Deposit
Agreement or the Deposited
Securities it is provided shall be done
or performed; nor shall the
Depositary nor the Company nor any
of their respective directors,
employees, agents or affiliates  incur
any liability to any Owner or
Beneficial Owner of any Receipt by
reason of any non-performance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement or the
Articles of Association of the
Company.  Where, by the terms of a
distribution pursuant to Sections 4.1,
4.2, or 4.3 of the Deposit Agreement,
or an offering or distribution
pursuant to Section 4.4 of the
Deposit Agreement, because of
applicable law, or for any other
reason, such distribution or offering
may not be made available to
Owners, and the Depositary may not
dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners, then the Depositary
shall not make such distribution or
offering, and shall allow any rights,
if applicable, to lapse.
      Neither the Company nor the
Depositary assumes any obligation
or shall be subject to any liability
under the Deposit Agreement to
Owners or Beneficial Owners of
Receipts, except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company shall be  under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it in
its sole discretion against all expense
and liability shall be furnished as
often as may be required, and the
Custodian shall not be under any
obligation whatsoever with respect to
such proceedings, the responsibility
of the Custodian being solely to the
Depositary.  Neither the Depositary
nor the Company shall be liable for
any action or nonaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information, including, but not
limited to, any such action or
nonaction based upon any written
notice, request, direction or other
document believed by it to be
genuine, and to have been signed or
presented by the proper party or
parties.  The Depositary shall not be
responsible for any failure to carry
out any instructions to vote any of
the Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.
      The Company agrees to
indemnify the Depositary, its
directors, employees, agents and
affiliates and any Custodian against,
and hold each of them harmless
from, any liability or  expense
(including, but not limited to, the
reasonable fees and expenses of
counsel) which may arise out of acts
performed or omitted, in accordance
with the provisions of the Deposit
Agreement and of the Receipts, as
the same may be amended, modified
or supplemented from time to time,
(i) by either the Depositary or any
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
of any of them, or the failure of any
of them to act in good faith (ii) by
the Company or any of its directors,
employees, agents and affiliates.
The indemnities contained in the
preceding sentence shall not extend
to any liability or expense which
arises out of (a) a Pre-Release (as
defined in Section 2.9 of the Deposit
Agreement) of a Receipt or Receipts
and which would not otherwise have
arisen had such Receipt or Receipts
not been the subject of a Pre-Release
or (b) a Pre-Release (as defined in
Section 2.9 of the Deposit
Agreement) of a Share or Shares and
which would not otherwise have
arisen had such Share or Shares not
been the subject of a Pre-Release;
provided, however, that, for the
avoidance of doubt, the indemnities
provided in the preceding sentence
shall apply to any such liability or
expense (subject to the limitations
contained in the preceding sentence)
to the extent that such liability or
expense would have arisen had a
Receipt or Receipts not been the
subject of a Pre-Release.
      The Depositary agrees to
indemnify the Company, its
directors, employees, agents and
affiliates and hold them harmless
from any liability or expense
(including but not limited to the
reasonable fees and expenses of
counsel) which may arise out of acts
performed or omitted by the
Depositary or its Custodian or their
respective directors, employees,
agents and affiliates due to their
negligence or failure to act in good
faith.
      No disclaimer of liability
under the Securities Act is intended
by any provision of the Deposit
Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY.
      The Depositary may at any
time resign as Depositary hereunder
by written notice of its election so to
do delivered to the Company, such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company by written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.
Promptly after any such registration,
discharge or appointment, the
Depositary shall give notice thereof
in writing to all Owners.
20.	AMENDMENT.
      The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended without the
consent of the Owners or Beneficial
Owners, by agreement between the
Company and the Depositary, in any
respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fees or charges (other
than taxes and other governmental
charges, registration fees, cable,
telex or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment pursuant to
Section 7.5 of the Deposit
Agreement shall have been given to
the Owners of outstanding Receipts.
Every Owner and Beneficial Owner
of a Receipt at the  time any
amendment so becomes effective
shall be deemed, by continuing to
hold such Receipt, to consent and
agree to such amendment and to be
bound by the Deposit Agreement as
amended thereby.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
      The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt, will upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.5 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, will be entitled to delivery,
to him or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt.  If any Receipts shall
remain outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends and other distributions to
the Owners thereof, and shall not
give any further notices or perform
any further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to  deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges) and except
for its obligations to the Company
under Section 5.8 of the Deposit
Agreement.  Upon the termination of
the Deposit Agreement, the
Company shall be discharged from
all obligations under the Deposit
Agreement except for its obligations
to the Depositary with respect to
indemnification, charges, and
expenses.
22.	COMPLIANCE WITH U.S.
SECURITIES LAWS.
      Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the  Deposit Agreement to
prevent the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act of 1933.




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